                ----------------------------------------------------


                   EMPLOYEE BENEFITS AND OTHER EMPLOYMENT MATTERS

                                ALLOCATION AGREEMENT

                                   BY AND BETWEEN

                             HILTON HOTELS CORPORATION

                                        AND

                        PARK PLACE ENTERTAINMENT CORPORATION

                           DATED AS OF DECEMBER 31, 1998


                ----------------------------------------------------

                                  TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE I.       DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . 1
  Section 1.1.   Definitions.. . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II.      TRANSFER OF EMPLOYEES; EMPLOYMENT ALLOCATION;
                 TERMINATION BENEFITS. . . . . . . . . . . . . . . . . . . . 7
  Section 2.1.   Transfer of Employees.. . . . . . . . . . . . . . . . . . . 7
  Section 2.2.   Allocations between Hilton and Park Place.. . . . . . . . . 8
  Section 2.3.   Change of Control Benefits; Termination Benefits. . . . . . 9

ARTICLE III.     INCENTIVE PLANS . . . . . . . . . . . . . . . . . . . . . .10
  Section 3.1.   Stock Option and Incentive Plans. . . . . . . . . . . . . .10
  Section 3.2.   Stock Purchase Plans. . . . . . . . . . . . . . . . . . . .11
  Section 3.3.   Compensation Plans. . . . . . . . . . . . . . . . . . . . .11

ARTICLE IV.      PENSION AND SAVINGS PLAN. . . . . . . . . . . . . . . . . .12
  Section 4.1.   401(k) Plans. . . . . . . . . . . . . . . . . . . . . . . .12
  Section 4.2.   Retirement Plan.. . . . . . . . . . . . . . . . . . . . . .14

ARTICLE V.       WELFARE AND OTHER BENEFITS. . . . . . . . . . . . . . . . .15
  Section 5.1.   Hilton Medical/Dental Plans.. . . . . . . . . . . . . . . .15
  Section 5.2.   Park Place Medical/Dental Plans.. . . . . . . . . . . . . .16
  Section 5.3.   Vacation and Sick Pay Liabilities.. . . . . . . . . . . . .17
  Section 5.4.   Payroll Reporting and Withholding.. . . . . . . . . . . . .18
  Section 5.5.   Post-Retirement Welfare Benefits. . . . . . . . . . . . . .19

ARTICLE VI.      LABOR AND EMPLOYMENT MATTERS. . . . . . . . . . . . . . . .19
  Section 6.1.   Separate Employers. . . . . . . . . . . . . . . . . . . . .19
  Section 6.2.   Employment Policies and Practices.. . . . . . . . . . . . .20
  Section 6.3.   Collective Bargaining Agreements. . . . . . . . . . . . . .20
  Section 6.4.   Notice of Claims. . . . . . . . . . . . . . . . . . . . . .20
  Section 6.5.   Assumption of Unemployment Tax Rates. . . . . . . . . . . .20
  Section 6.6.   Employees on Leave of Absence.. . . . . . . . . . . . . . .20
  Section 6.7.   Release and Separation Agreements.. . . . . . . . . . . . .20

ARTICLE VII.     NON-U.S. PLANS. . . . . . . . . . . . . . . . . . . . . . .21
  Section 7.1.   Non-U.S. Plans Generally. . . . . . . . . . . . . . . . . .21


                                          i

ARTICLE VIII.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .21
  Section 8.1.   Relationship of Parties.. . . . . . . . . . . . . . . . . .21
  Section 8.2.   Access to Information; Cooperation. . . . . . . . . . . . .21
  Section 8.3.   Assignment. . . . . . . . . . . . . . . . . . . . . . . . .22
  Section 8.4.   Headings. . . . . . . . . . . . . . . . . . . . . . . . . .22
  Section 8.5.   Severability. . . . . . . . . . . . . . . . . . . . . . . .22
  Section 8.6.   Parties in Interest; No Third Party Beneficiary Rights. . .22
  Section 8.7.   Notices.. . . . . . . . . . . . . . . . . . . . . . . . . .23
  Section 8.8.   Further Assurances. . . . . . . . . . . . . . . . . . . . .24
  Section 8.9.   Waiver of Conditions. . . . . . . . . . . . . . . . . . . .24
  Section 8.10.  Governing Law.. . . . . . . . . . . . . . . . . . . . . . .24
  Section 8.11.  Preservation of Right To Amend or Terminate Plans.. . . . .24
  Section 8.12.  Entire Agreement. . . . . . . . . . . . . . . . . . . . . .24
  Section 8.13.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . .25
  Section 8.14.  Survival. . . . . . . . . . . . . . . . . . . . . . . . . .25
  Section 8.15.  Dispute Resolution. . . . . . . . . . . . . . . . . . . . .25
  Section 8.16.  Reimbursement.. . . . . . . . . . . . . . . . . . . . . . .25
  Section 8.17.  Default.. . . . . . . . . . . . . . . . . . . . . . . . . .25
  Section 8.18.  Force Majeure.. . . . . . . . . . . . . . . . . . . . . . .25
  Section 8.19.  Attorney/Client Privilege.. . . . . . . . . . . . . . . . .26
  Section 8.20.  Specific Performance. . . . . . . . . . . . . . . . . . . .26



SCHEDULES

     Schedule A     Release and Separation Agreements

EXHIBITS

     Exhibit A      Park Place Entertainment Corporation 1998 Stock Incentive
                    Plan

     Exhibit B      Park Place Entertainment Corporation 1998 Independent
                    Director Stock Option Plan

     Exhibit C      Park Place Entertainment Corporation Employee Stock Purchase
                    Plan

                    EMPLOYEE BENEFITS AND OTHER EMPLOYMENT MATTERS
                                 ALLOCATION AGREEMENT

       THIS EMPLOYEE BENEFITS AND OTHER EMPLOYMENT MATTERS ALLOCATION AGREEMENT (this "AGREEMENT") is made and entered into as of December 31, 1998, by and between HILTON HOTELS CORPORATION, a Delaware corporation ("HILTON"), and PARK PLACE ENTERTAINMENT CORPORATION (f/k/a Gaming Co., Inc.), a Delaware corporation ("PARK PLACE"), effective as of the Distribution Date (as hereinafter defined).

                                       RECITALS

       WHEREAS, subject to certain conditions, Hilton intends to spin-off its operations, assets and liabilities relating to its gaming business by distributing all of the issued and outstanding shares of common stock, par value $.01 per share, of Park Place (together with the Park Place Rights, as hereinafter defined, the "PARK PLACE COMMON STOCK") to the holders as of the Record Date (as hereinafter defined) of the common stock, par value $2.50 per share, of Hilton (the "HILTON COMMON STOCK"), on a pro rata basis (the "DISTRIBUTION");

       WHEREAS, in connection with such spin-off, Hilton and Park Place have entered into a Distribution Agreement of even date herewith (the "DISTRIBUTION AGREEMENT"), pursuant to which, among other things, Hilton is divested of the gaming business to be conducted by Park Place; and

       WHEREAS, pursuant to, and as contemplated by, the Distribution Agreement, Hilton and Park Place have agreed to enter into an agreement allocating responsibilities with respect to certain matters relating to employees and employee compensation, benefits, labor and certain other employment matters pursuant to the terms and conditions set forth herein.

                                      AGREEMENT

       NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, undertakings and obligations set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                      ARTICLE I.
                                     DEFINITIONS

       Section 1.1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below. Capitalized terms used and not otherwise defined in this Agreement shall have the meaning ascribed to them in the Distribution Agreement. All references herein to "Article," "Sections" or "Schedules" shall be deemed to be references to Articles or Sections hereof or Schedules hereto unless otherwise indicated.

       "ANCILLARY AGREEMENT" shall mean any agreement contemplated by the Distribution Agreement, and such other documents as the parties thereto shall mutually agree are required to effect the Distribution.

       "AMG COMPENSATION AGREEMENT" shall mean the Deferred Compensation Agreement, dated as of January 16, 1997, by and between Hilton and Arthur M. Goldberg.

       "CHANGE OF CONTROL AGREEMENTS" shall mean any and all employment or severance agreements of Hilton which provide severance or termination benefits to any Employee subsequent to a change of control of Hilton.

       "CIRP" shall mean the Conrad International Retirement Plan, with any amendments thereto.

       "COBRA" shall mean Code Section 4980B and ERISA Sections 601 through 608, and any applicable state law establishing employer requirements for continuation of health care, life insurance or other Welfare Plan benefits for the benefit of certain current and former employees or dependents thereof.

       "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor legislation.

       "COLLECTIVE BARGAINING AGREEMENT" shall mean any collective bargaining agreement or other labor agreement to which Hilton or any of its subsidiaries or affiliates was a party on or before the Distribution Date.

       "DISTRIBUTION" shall have the meaning set forth in the Recitals.

       "DISTRIBUTION AGREEMENT" shall have the meaning set forth in the Recitals.

       "DISTRIBUTION DATE" shall mean the date on which the Distribution occurs.

       "EMPLOYEE" shall mean with respect to any entity, an individual who is considered, according to the payroll and other records of such entity, to be employed by such entity, regardless of whether such individual is, at the relevant time, actively at work or on leave of absence (including vacation, holiday, sick leave, family and medical leave, disability leave, military leave, jury duty, layoff with rights of recall, and any other leave of absence or similar interruption of active employment that is not considered, according to the policies or practices of such entity, to have resulted in a permanent termination of such individual's employment), but excluding any individual who is, as of the relevant time, on long-term disability leave. An employee includes, without limitation, any individual who is in one of the following categories: a Retained Employee, a Hilton Terminee, a Park Place Employee or a Transferred Employee.

       "EMPLOYER" shall mean Hilton or Park Place, as the context so indicates.

       "EMPLOYER COMMON STOCK" shall mean Hilton Common Stock with respect to Hilton Individuals, and Park Place Common Stock with respect to Park Place Individuals.

       "EMPLOYER STOCK OPTION PLAN" shall mean a plan which provides for awards of additional compensation to eligible Employees in the form of nonqualified or incentive options to purchase Employer Common Stock, including without limitation, the Hilton Stock Option Plans and the Park Place Stock Option Plans.

       "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor legislation.

       "FOREIGN PLANS" shall have the meaning set forth in Section 7.1.

       "FOREIGN PLANS AGREEMENT" shall have the meaning set forth in Section
7.1.

       "HILTON" shall have the meaning set forth in the Preamble.

       "HILTON COMMON STOCK" shall have the meaning set forth in the Recitals.

       "HILTON COMPENSATION PLANS" shall mean collectively, the Hilton
Incentive Compensation Plan, the Hilton Executive Deferred Compensation Plan and any and all other incentive or bonus compensation plans of Hilton.

       "HILTON DIRECTOR OPTION PLAN" shall mean the 1997 Independent Director Stock Option Plan of Hilton.

       "HILTON EXECUTIVE DEFERRED COMPENSATION PLAN" shall mean the Executive Deferred Compensation Plan, with amendments thereto, of Hilton.

       "HILTON EXECUTIVE INCENTIVE PLAN" shall mean the 1996 Chief Executive Stock Incentive Plan of Hilton.

       "HILTON 401(k) PLAN" shall mean the Thrift Savings Plan of Hilton, as amended and restated.

       "HILTON INCENTIVE COMPENSATION PLAN" shall mean the Incentive Compensation Plan of Hilton, as amended.

       "HILTON INDIVIDUAL" shall mean any individual who (a) is a Retained Employee, (b) is, as of the Distribution Date, a Hilton Terminee whose last employment with Hilton or any of its subsidiaries was with a Hilton Retained Business or (c) is a dependent or beneficiary of any individual specified in clause (a) or (b).

       "HILTON MEDICAL/DENTAL PLANS" shall mean any Medical/Dental Plans maintained for or providing benefits to Hilton Individuals.

       "HILTON 1984 STOCK OPTION PLAN" shall mean the 1984 Stock Option and Stock Appreciation Rights Plan, and amendments thereto, of Hilton.

       "HILTON 1990 STOCK OPTION PLAN" shall mean the 1990 Stock Option and Stock Appreciation Rights Plan, and amendments thereto, of Hilton.

       "HILTON QUALIFIED BENEFICIARY" shall mean a Qualified Beneficiary who, immediately following the Distribution, is not a Park Place Qualified Beneficiary and who, immediately prior to the Distribution, was a Qualified Beneficiary under any Hilton Medical/Dental Plan.

       "HILTON RETAINED BUSINESS" shall mean any business or operation of Hilton or its subsidiaries which is, pursuant to the Distribution Agreement, to be conducted by Hilton following the Distribution.

       "HILTON RIGHTS AGREEMENT" shall mean the Rights Agreement dated as of July 14, 1988 between Hilton and the First National Bank of Chicago, as rights agent, as amended from time to time.

       "HILTON STOCK INCENTIVE PLAN" shall mean the 1996 Stock Incentive Plan of Hilton, as amended.

       "HILTON STOCK OPTION" shall mean an option to purchase Hilton Common Stock pursuant to any of the Hilton Stock Option Plans.

       "HILTON STOCK OPTION PLANS" shall mean collectively, the Hilton 1984 Stock Option Plan, the Hilton 1990 Stock Option Plan, the Hilton Director Option Plan, the Hilton Stock Incentive Plan and the Hilton Executive Incentive Plan.

       "HILTON STOCK PURCHASE PLAN" shall mean the Employee Stock Purchase Plan of Hilton, as amended.

       "HILTON TERMINEE" shall mean any individual who was formerly employed by Hilton who terminated such employment prior to the Distribution Date.

       "HMO" shall mean any health maintenance organization organized under 42 U.S.C. Section 300e-9, or a state health maintenance organization statute that provides medical services for Hilton Individuals or Park Place Individuals under any Plan.

       "IRS" shall mean the Internal Revenue Service.

       "LOCAL ACTUARY" shall have the meaning set forth in Section 7.1.

       "MEDICAL/DENTAL PLAN" shall mean a Welfare Plan providing health benefits to Employees and their dependents.

       "PARK PLACE" shall have the meaning set forth in the Preamble.

       "PARK PLACE BUSINESS" shall mean any business or operation of Hilton or its subsidiaries which, pursuant to the Distribution Agreement, is to be conducted by Park Place immediately following the Distribution.

       "PARK PLACE COMMON STOCK" shall have the meaning set forth in the Recitals.

       "PARK PLACE COMPENSATION PLANS" shall have the meaning set forth in
Section 3.3(b).

       "PARK PLACE EMPLOYEE" shall mean any individual who is (a) a Transferred Employee or (b) not a Transferred Employee but becomes an employee of Park Place on or after the Distribution Date.

       "PARK PLACE EMPLOYMENT AGREEMENTS" shall have the meaning set forth in
Section 2.1(d).

       "PARK PLACE 401(k) PLAN" shall have the meaning set forth in
Section 4.1(b).

       "PARK PLACE INDIVIDUAL" shall mean any individual who (a) is a Transferred Employee, (b) is otherwise a Park Place Employee, (c) is, as of the Distribution Date, a Hilton Terminee whose last employment with Hilton or a subsidiary of Hilton was with a Park Place Business or (d) is a dependent or beneficiary of any individual described in clause (a), (b) or (c).

       "PARK PLACE MEDICAL/DENTAL PLANS" shall mean the Medical/Dental Plans to be established by Park Place in accordance with Section 5.2(a).

       "PARK PLACE OPTION" shall have the meaning set forth in Section 3.1(a).

       "PARK PLACE QUALIFIED BENEFICIARY" shall mean any Park Place Individual (or dependent thereof) who, on or before the Distribution Date, was a Qualified Beneficiary under any Hilton Medical/Dental Plan.

       "PARK PLACE RIGHTS" shall mean the rights issued under the Park Place Rights Agreement to purchase shares of Park Place Common Stock.

       "PARK PLACE RIGHTS AGREEMENT" shall mean the Rights Agreement by and between Park Place and ChaseMellon Shareholder Services, L.L.C., dated as of December 23, 1998.

       "PARK PLACE STOCK OPTION PLANS" shall mean the Stock Option Plans of Park Place, as established by Park Place pursuant to Section 3.1(b) hereof.

       "PLAN" shall mean any plan, policy, arrangement, contract or agreement providing compensation benefits for any group of Employees or individual Employees (including former Employees,) or the dependents or beneficiaries of any such Employee, whether formal or informal or written or unwritten, and including, without limitation, any means, whether or not legally required, pursuant to which any benefit is provided by an Employer to any such Employee or the beneficiaries of any such Employee, existing as of the Distribution Date or prior thereto.

       "QUALIFIED BENEFICIARY" shall mean an individual (or dependent thereof) who either (a) experiences a "qualifying event" (as that term is defined in Code
Section 4980B(f)(3) and ERISA Section 603) while a participant in any Medical/Dental Plan or (b) becomes a "qualified beneficiary" (as that term is defined in Code Section 4980B(g)(1) and ERISA 607(3)) under any Medical/Dental Plan.

       "RECORD DATE" shall mean December 23, 1998.

       "RELEASE AND SEPARATION AGREEMENTS" shall mean those Release and/or Separation Agreements identified on SCHEDULE A hereto, and any other similar agreements entered into by Hilton or any of its subsidiaries and a Hilton Terminee whose last employment with Hilton or such subsidiary was with either a Park Place Business or a Hilton Retained Business.

       "REPLACEMENT PLAN" shall mean the Retirement Benefit Replacement Plan of Hilton, as amended.

       "RETAINED EMPLOYEE" shall mean any individual who immediately prior to the Distribution was an Employee of Hilton and who is an employee of Hilton immediately following the Distribution.

       "REV. PROC. 84-77" shall have the meaning set forth in Section 5.4(a).

       "RETIREMENT PLAN" shall mean the Retirement Plan, and amendments thereto, of Hilton.

       "SEC" shall mean the Securities and Exchange Commission.

       "SERP" shall mean the Supplemental Executive Retirement Plan effective as of June 14, 1989, as amended and restated, of Hilton.

       "SERVICE CREDIT" shall mean the period taken into account under any Plan for purposes of determining length of service or plan participation to satisfy eligibility, vesting, benefit accrual and similar requirements under such Plan.

       "TERMINATION BENEFITS" shall have the meaning set forth in Section
2.3(a).

       "TRANSFERRED EMPLOYEE" shall mean any individual who was an Employee of Hilton immediately prior to the Distribution and who becomes, immediately after the Distribution, an Employee of Park Place.

       "WELFARE PLAN" shall mean any Plan which provides medical, health, disability, accident, life insurance, death, dental or any other welfare benefit, including, without limitation, any post-employment benefit, but excluding vacation benefits covered under Section 5.3.

                                     ARTICLE II.
                    TRANSFER OF EMPLOYEES; EMPLOYMENT ALLOCATION;
                                 TERMINATION BENEFITS

       Section 2.1.   TRANSFER OF EMPLOYEES.

               (a) Hilton and Park Place shall take all steps necessary or appropriate so that all of the Employees of Hilton and its subsidiaries are allocated between the Hilton Retained Business and the Park Place Business in accordance with the principles set forth in Section 2.1(b) below, and so that each individual who is so allocated to the Park Place Business is, as of the Distribution Date and immediately following the Distribution, an Employee of a member of the Park Place Business, and each individual who is so allocated to the Hilton Retained Business is, as of the Distribution Date and immediately following the Distribution, an Employee of a member of the Hilton Retained Business.

               (b)    In making the allocation provided for in this
Section 2.1, Hilton and Park Place shall allocate each Employee who is primarily engaged in the Hilton Retained Business to Hilton and/or its subsidiaries and each Employee who is primarily engaged in the Park Place Business to Park Place and/or its subsidiaries. All other Employees shall be allocated in a mutually agreeable manner that, to the extent possible, takes into account (i) the Employees' expertise, experience and existing positions and duties, (ii) the likelihood of unreasonably disrupting either the Hilton Retained Business or the Park Place Business and (iii) maximizing the ability of each of Hilton and Park Place and their respective subsidiaries to manage and operate their respective businesses after the Distribution Date, taking into account the respective needs of such businesses as established by past practice, and with a view towards maximizing the value and effectiveness of both the Hilton Retained Business and the Park Place Business.

               (c) Hilton and Park Place each agree that, between the date hereof and the Distribution Date, Employees will not be transferred between the Hilton Retained Business or Park Place Business except as (i) necessary to effect the transfer pursuant to this Section 2.1 or (ii) in the ordinary course of business consistent with past practice. Notwithstanding the foregoing allocation, Hilton and Park Place acknowledge that (x) Hilton may need the services of certain Transferred Employees for a transitional period following the Distribution and (y) Park Place may need the services of certain Retained Employees for a transitional period following the Distribution. Hilton and Park Place agree to enter into an Ancillary Agreement to this effect and to cooperate to make such services available on a transitional basis.

               (d) Effective as of the Distribution Date, Hilton shall assume all obligations and liabilities for, and arising under all written employment agreements and oral employment agreements, if any, in each case with respect to Retained Employees, and Park Place shall have no liability or obligation with respect thereto. Effective as of the Distribution Date, Park Place shall assume all obligations and liabilities for and arising under all written employment agreements and oral employment agreements, if any, in each case with respect to Transferred Employees (the "PARK PLACE EMPLOYMENT AGREEMENTS"), and Hilton shall have no liability or obligation with respect thereto. Park Place shall take, or cause to be taken, all action necessary and appropriate to assume, effective as of the Distribution Date, all Park Place Employment Agreements, with such changes as may be necessary to reflect the change in the employer thereunder and such other changes as Park Place shall determine. Such Park Place Employment Agreements shall otherwise have the same terms and conditions as in effect immediately prior to the Distribution Date, except that references to employment by or termination of employment with Hilton and its affiliates shall be changed to references to employment by or termination of employment with Park Place and its affiliates.

       Section 2.2.   ALLOCATIONS BETWEEN HILTON AND PARK PLACE.

               (a)    ALLOCATION OF RESPONSIBILITIES AS EMPLOYER ON
DISTRIBUTION DATE. On the Distribution Date, except to the extent assumed by Hilton under this Agreement or any Ancillary Agreement, Park Place shall retain or assume, as the case may be, responsibility as employer for Transferred Employees. On the Distribution Date, except to the extent assumed by Park Place under this Agreement or any Ancillary Agreement, Hilton shall retain responsibility as employer for Retained Employees.

               (b) ASSUMPTION OF LIABILITIES ON DISTRIBUTION DATE. Except as specifically provided in this Agreement, or as otherwise agreed by the parties hereto:

                      (i) Except as provided in Section 2.2(c) and with respect to the Retirement Plan, immediately following the Distribution, Park Place shall assume all benefit obligations and all related rights in connection with any Plan with respect to the Transferred Employees and Hilton Terminees engaged in a Park Place Business and Hilton shall have no further liability with respect thereto.

                      (ii) Hilton shall retain all benefit obligations and all related rights which accrue after the Distribution Date in connection with any Plan and with respect to Retained Employees, and Park Place shall have no further liability with respect thereto; PROVIDED, HOWEVER, that with respect to such Retained Employees who become employed by Park Place after the Distribution, any benefit obligations and all related rights in connection with any Plan with respect to such employment with Park Place shall be assumed by Park Place.

               (c)    SERVICE CREDITS.

                      (i) DISTRIBUTION DATE TRANSFERS. In connection with the Distribution and for purposes of determining Service Credits under any Plan, Hilton shall credit each Retained Employee and Park Place shall credit each Transferred Employee with such Employee's Service Credits and original hire date as reflected in the Hilton records as of the Distribution Date. Such Service Credits and hire date shall continue to be maintained as described herein for as long as the Employee does not terminate employment or as otherwise may be required by applicable law or any applicable Plan.

                      (ii) SERVICE CREDITS FOLLOWING THE DISTRIBUTION DATE. Subject to the provisions of applicable law, (x) Park Place may, in the case of Transferred Employees, in its sole discretion, make such decisions as it deems appropriate with respect to determining Service

Credits accrued after the Distribution Date and (y) Hilton may, in the case of Retained Employees, in its sole discretion, make such decisions as it deems appropriate with respect to determining Service Credits accrued after the Distribution Date.

       Section 2.3.   CHANGE OF CONTROL BENEFITS; TERMINATION BENEFITS.

               (a) No Retained Employee and no Transferred Employee shall be deemed, as a result of any actions taken pursuant to this Article II or otherwise as a result of the consummation of the transactions contemplated by the Distribution Agreement, to have become entitled to any benefits under any Plan, contract, agreement, statute, regulation or other arrangement that provides for the payment of severance pay, salary continuation, pay in lieu of notice, unused vacation pay, or similar benefits in connection with actual or constructive termination or alleged actual or constructive termination of employment (collectively, "TERMINATION BENEFITS"). Without limiting the generality of the foregoing, none of the transactions contemplated by the Distribution Agreement constitutes a "change of control" or a "change in control" for purposes of any Plan.

               (b) Notwithstanding Section 2.3(a), effective as of the Distribution Date, Hilton shall retain all liabilities relating to or arising out of claims made by or on behalf of Retained Employees (including the beneficiary, dependent or alternate payee of such individual) for, or with respect to, Termination Benefits relating to the actual or constructive termination or alleged actual or constructive termination of employment of any Retained Employee with any member of the Park Place Business or the Hilton Retained Business, whether before, on or after the Distribution Date. In addition, Hilton shall retain all liabilities and obligations pursuant to any Change of Control Agreements with respect to Retained Employees.

               (c) Notwithstanding Section 2.3(a), and except as provided otherwise in Section 2.3(b) above, effective as of the Distribution Date, Park Place shall assume all liabilities relating to or arising out of claims made by or on behalf of Transferred Employees (including the beneficiary, dependent or alternative payee of such individual) for, or with respect to, Termination Benefits relating to the actual or constructive termination or alleged actual or constructive termination of employment of any Transferred Employee with any member of the Park Place Business or the Hilton Retained Business, whether before, on or after the Distribution Date. In addition, Park Place shall assume all liabilities and obligations pursuant to any Change of Control Agreements with respect to Transferred Employees.

                                     ARTICLE III.
                                   INCENTIVE PLANS

       Section 3.1.   STOCK OPTION AND INCENTIVE PLANS.

               (a) HILTON STOCK OPTION PLANS. Hilton shall continue the Hilton Stock Option Plans. Effective as of the Distribution Date, all outstanding Hilton Stock Options, other than Hilton Stock Options held by Arthur
M. Goldberg, shall be adjusted to represent options to purchase an equivalent number of shares of Hilton Common Stock and shares of Park Place Common Stock (each such option to purchase Park Place Common Stock, a "PARK PLACE

OPTION"). Pursuant to such adjustment, the intrinsic value of the Hilton Stock Options prior to the Distribution shall be preserved after the Distribution, and the exercise price of the Hilton Stock Options shall be allocated between the Hilton Stock Options, as adjusted, and the Park Place Options based upon the relative values of the Hilton Common Stock and the Park Place Common Stock on December 21, 1998 (the first date on which the Park Place Common Stock traded on a "when issued" basis), all as determined by Hilton. Effective as of the Distribution Date, all outstanding Hilton Stock Options held by Arthur M. Goldberg shall be adjusted to represent Park Place Options. Pursuant to such adjustment, the intrinsic value of Mr. Goldberg's Hilton Stock Options prior to the Distribution shall be preserved after the Distribution, and the number of shares subject to and the exercise price of such Hilton Stock Options shall be adjusted based on the relative values of the Hilton Common Stock and the Park Place Common Stock on December 21, 1998 (the first date on which the Park Place Common Stock traded on a "when issued" basis), all as determined by Hilton. To the extent necessary, Hilton shall amend the Hilton Stock Option Plans to provide that with respect to Park Place Individuals, references to employment or termination of employment with Hilton and its affiliates shall be changed to references to employment by or termination of employment with Park Place and its affiliates.

               (b) PARK PLACE STOCK OPTION PLANS. Park Place shall take, or cause to be taken, all action necessary and appropriate to adopt, effective no later than the Distribution Date, the Park Place Entertainment Corporation 1998 Stock Incentive Plan in substantially the form attached hereto as EXHIBIT A and the Park Place Entertainment Corporation 1998 Independent Director Stock Option Plan in substantially the form attached hereto as EXHIBIT B (such plans as adopted, the "PARK PLACE STOCK OPTION PLANS"). All awards under the Park Place Stock Option Plans will be options with respect to Park Place Common Stock. Park Place Options which are issued pursuant to the adjustment of the Hilton Stock Options under subsection (a) above shall otherwise have substantially similar terms and conditions as the Hilton Stock Options with respect to which they are issued, except that with respect to Hilton Individuals, references to employment by or termination of employment with Park Place and its affiliates shall be changed to references to employment by or termination of employment with Hilton and its affiliates. From and after the Distribution Date, Park Place shall assume all obligations with respect to the Park Place Options, and shall administer the Park Place Stock Option Plans under terms governing such awards.

       Section 3.2.   STOCK PURCHASE PLANS.

               (a) HILTON STOCK PURCHASE PLAN. The Hilton Stock Purchase Plan shall be administered and amended, if necessary, to provide that the options held by each participant under such Plan shall be exercised on the Distribution Date under the terms and conditions set forth in such Plan; PROVIDED that, the exercise price per share shall be the lesser of (i) 95% of the Fair Market Value (as defined therein) of Hilton Common Stock on the applicable Grant Date (as defined therein) or (ii) 95% of the Fair Market Value on the Distribution Date of Hilton Common Stock with a "due bill" to receive Park Place Common Stock. From and after the Distribution Date, Hilton shall continue the Hilton Stock Purchase Plan with respect to Retained Employees. Hilton shall assume all obligations, and shall administer the Hilton Stock Purchase Plan under terms governing such awards, with respect to Retained Employees, except as adjusted or amended herein.

               (b) PARK PLACE STOCK PURCHASE PLAN. Park Place shall take, or cause to be taken, all action necessary and appropriate to adopt, effective as of the Distribution Date, the Park Place Entertainment Corporation Employee Stock Purchase Plan in substantially the form attached hereto as EXHIBIT C.

       Section 3.3.   COMPENSATION PLANS.

               (a) HILTON COMPENSATION PLANS. Hilton shall pay, or cause to be paid, all compensation and bonuses earned by each Hilton Individual who, on the Distribution Date, is a participant under any of the Hilton Compensation Plans, for the period prior to the Distribution Date, in accordance with the terms of the applicable Hilton Compensation Plan. From and after the Distribution Date, Hilton shall retain all liabilities relating to or arising under the Hilton Compensation Plans with respect to any Hilton Individuals.

               (b)    PARK PLACE COMPENSATION PLANS.
       Park Place shall assume and shall be solely responsible for, all obligations to pay all compensation and bonuses earned by each Park Place Individual who, on the Distribution Date, is a participant under the Hilton Compensation Plans. Park Place shall take, or cause to be taken, all action necessary and appropriate to adopt, effective as of the Distribution Date, compensation plans in substantially the same form as the Hilton Compensation Plans which cover Park Place Individuals, with such changes as may be necessary to reflect the change in the issuer of awards thereunder and such other changes as Park Place shall determine (such plans as adopted, the "PARK PLACE COMPENSATION PLANS"). From and after the Distribution Date, the Park Place Compensation Plans shall provide future compensation benefits thereunder to Park Place Individuals pursuant to the terms therein. The terms and conditions of the Park Place Compensation Plans shall be substantially similar to the terms and conditions of the Hilton Compensation Plans, until such time as Park Place may determine that any amendment or termination of any Park Place Compensation Plan is necessary or desirable.

               (c) AMG COMPENSATION AGREEMENT. Park Place shall pay, or caused to be paid, all compensation and bonuses earned by Arthur M. Goldberg under the AMG Compensation Agreement according to the terms thereof. As of the Distribution Date, Park Place shall retain and shall be solely responsible for, all liabilities and obligations in connection with or arising under the AMG Compensation Agreement, and Hilton shall have no liability or obligation with respect thereto.

                                     ARTICLE IV.
                               PENSION AND SAVINGS PLAN

       Section 4.1.   401(k) PLANS.

               (a) CONTINUATION OF HILTON 401(k) PLAN. Hilton shall take, or cause to be taken, all action necessary and appropriate to maintain the Hilton 401(k) Plan. From and after the Distribution Date, such Plan shall provide benefits for all eligible Hilton Individuals, subject to the terms and provisions of such Plan.

               (b) ESTABLISHMENT OF PARK PLACE 401(k) PLAN. Effective as of the Distribution Date, Park Place shall take, or cause to be taken, all action necessary and appropriate to establish and administer a 401(k) Plan separate from the Hilton 401(k) Plan (the "PARK PLACE 401(k) PLAN"). The Park Place 401(k) Plan shall contain substantially the same terms and conditions as the Hilton 401(k) Plan. The Park Place 401(k) Plan shall be a split up of that portion of the Hilton 401(k) Plan which is attributable to Park Place Individuals. Park Place shall provide benefits under the Park Place 401(k) Plan after the Distribution Date for all Park Place Individuals subject to the terms and provisions of such Plan. The Park Place 401(k) Plan shall be intended to qualify for tax-favored treatment under Sections 401(a) and 401(k) of the Code and to comply with the requirements of ERISA.

               (c) MATCHING AND PROFIT SHARING CONTRIBUTIONS. Matching and discretionary contributions under the Hilton 401(k) Plan with respect to Hilton Individuals will be made solely by Hilton pursuant to the terms of the Hilton 401(k) Plan. Matching and discretionary contributions under the Park Place 401(k) Plan with respect to Park Place Individuals will be made solely by Park Place pursuant to the terms of the Park Place 401(k) Plan.

               (d) TRANSFER AND ACCEPTANCE OF ACCOUNT BALANCES. As soon as practicable after the Distribution Date, Hilton and Park Place shall cause the trustees of the Hilton 401(k) Plan to transfer to the trustees or other funding agent of the Park Place 401(k) Plan, the amounts (in cash, securities, other property or a combination thereof) representing the account balances of all Park Place Individuals, said amounts to be established as account balances or accrued benefits of such individuals under the Park Place 401(k) Plan. Each such transfer shall comply with Section 414(1) of the Code and the requirements of ERISA and the regulations promulgated thereunder. Park Place shall cause the trustees or other funding agent of the Park Place 401(k) Plan to accept the plan-to-plan transfer from the Hilton 401(k) Plan trustees, and to credit the accounts of such Transferred Employees under the Park Place 401(k) Plan with amounts transferred on their behalf.

               (e) INFORMATION. Hilton shall provide Park Place, as soon as practicable after the Distribution Date (with the cooperation of Park Place to the extent that relevant information is in the possession of Park Place), with a list of Park Place Individuals who, to the best knowledge of Hilton, were participants in or otherwise entitled to benefits under the Hilton 401(k) Plan on the Distribution Date, together with a listing of each participant's Service Credits under such Plan and a listing of each such Park Place Individual's account balance thereunder, and each Park Place Individual's investment election. Hilton shall, as soon as practicable after the Distribution Date, provide Park Place with such additional information in the possession of Hilton (and not already in the possession of Park Place) as may be reasonably requested by Park Place and necessary for Park Place to administer effectively the Park Place 401(k) Plan.

               (f) REGULATORY FILINGS. Hilton and Park Place shall, in connection with the plan-to-plan transfer described in this Section 4.1, cooperate in making any and all appropriate filings required by the SEC or the IRS, or required under the Code or ERISA or any applicable securities laws and the regulations thereunder, and take all such action as may be necessary and appropriate to cause such plan-to-plan transfer to take place as soon as practicable after the Distribution Date or otherwise when required by law. Further, Park Place shall seek a favorable IRS determination letter that the Park Place 401(k) Plan as organized, satisfies all qualification requirements under Section 401(a) of the Code. Notwithstanding the foregoing, such plan-to-plan transfers shall take place pending issuance of such favorable determination letter. Park Place shall make any necessary amendments on a retroactive basis to the Park Place 401(k) Plan as required by the IRS to issue the favorable determination letter described above.

               (g) ACCOUNT BALANCES OF PARTICIPANTS. Except as otherwise provided herein, on the Distribution Date, Park Place shall assume sole responsibility for all liabilities and obligations existing as of the Distribution Date under the Park Place 401(k) Plan, and Hilton shall have no liability or obligation with respect thereto. Hilton shall retain sole responsibility for all liabilities and obligations arising before and after the Distribution Date under the Hilton 401(k) Plan with respect to Retained Employees, and Park Place shall have no liability or obligation with respect thereto.

       Section 4.2.   RETIREMENT PLAN.

               (a) RETIREMENT PLAN. Effective as of January 1, 1997, Employees who were participants in the Retirement Plan ceased accruing additional benefits thereunder. From and after the Distribution Date, Hilton shall retain and shall be responsible for the administration of the Retirement Plan, and each of Hilton and Park Place shall retain or assume, as applicable, all liabilities and excess assets, if any, relating to or arising under the Retirement Plan, including, without limitation, all liabilities for benefits accrued and payable thereunder to each participant thereunder, and for all costs of administering the Retirement Plan after the Distribution Date, in a proportion based upon the ratios of the accrued benefits of Hilton Individuals and of Park Place Individuals, respectively, as of December 31, 1997.

               (b)    SERP AND THE REPLACEMENT PLAN.  Effective as of January
1, 1997, Employees who were participants in the SERP and/or the Replacement Plan ceased accruing additional benefits thereunder. From and after the Distribution Date, Hilton shall retain and shall be responsible for the administration of the SERP and the Replacement Plan, and each of Hilton and Park Place shall retain or assume, as applicable, all liabilities relating to or arising under the SERP and/or the Replacement Plan, as the case may be, and for all costs of administering the SERP and/or the Replacement Plan, as the case may be, after the Distribution Date, in a proportion based upon the ratios of the accrued benefits of Hilton Individuals and of Park Place Individuals, respectively, under each such respective Plan, as of December 31, 1997.

               (c) QUALIFICATION OF PLANS AND OTHER LIABILITIES. Hilton shall be responsible for all liabilities incurred by Hilton or Park Place as a result of any failure of the Hilton 401(k) Plan or the Retirement Plan to be qualified under Section 401(a) of the Code, or any other liability which might be incurred with respect to such Plans (including, without limitation, all liabilities relating to or arising out of claims made by or on behalf of participants therein for, or with respect to, benefits under such Plan), with respect to Hilton Individuals, and Park Place shall be responsible for all liabilities incurred by Hilton or Park Place as a result of any such failure or other liability (including, without limitation, all liabilities relating to or arising out of claims made by or on behalf of participants therein for, or with respect to, benefits under such Plan) with respect to Park Place Individuals. Notwithstanding the foregoing, to the extent that any liabilities incurred by Hilton or Park Place as a result of any failure of the Hilton 401(k) Plan or the Retirement Plan to be qualified under Section 401(a) of the Code, or any other liability which might be incurred with respect to such Plans (including, without limitation, all liabilities relating to or arising out of claims made by or on behalf of participants therein for, or with respect to, benefits under such Plan) are not directly or indirectly attributable to either Hilton Individuals or Park Place Individuals, then each of Hilton and Park Place shall be responsible for such liabilities in a proportion based upon the ratios of the accrued benefits of Hilton Individuals and of Park Place Individuals, respectively, under each such respective Plan, as of December 31, 1997. The parties hereto agree that to the extent any of them becomes aware that any such Plan fails or may fail to be so qualified, it shall notify the other party and the parties shall cooperate and use best efforts to avoid such disqualification, including using the Internal Revenue Service's Employee Plans Compliance Resolution System or similar programs, and taking any steps available pursuant to such program to avoid disqualification, as determined by the party who is made responsible under this
Section 4.2(c) for the liabilities that would result from such disqualification (and the liabilities for which such party is responsible shall include all costs and expenses resulting from such steps, including fines, penalties, contributions, attorneys' fees and expenses and administrative expenses).

                                      ARTICLE V.
                              WELFARE AND OTHER BENEFITS

       Section 5.1.   HILTON MEDICAL/DENTAL PLANS.

               (a)    LIABILITY FOR CLAIMS.

                      (i) Except as otherwise provided herein, as of the Distribution Date, Hilton shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations related to claims asserted or incurred or premiums owed as of and after the Distribution Date in respect of any Hilton Individual under any Hilton Medical/Dental Plan and claims asserted or incurred or premiums due after the Distribution Date in respect of any Hilton Individual under any Hilton Medical/Dental Plan, and Park Place shall have no liability or obligation with respect thereto.

                      (ii) Except as otherwise provided herein, as of the Distribution Date, Park Place shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations related to claims asserted or incurred or premiums owed as of and after the Distribution Date in respect of any Park Place Individual under any Hilton Medical/Dental

Plan and claims asserted or incurred or premiums due after the Distribution Date in respect of any such Park Place Individual under any Hilton Medical/Dental Plan or any Park Place Medical/Dental Plan, and Hilton shall have no liability or obligation with respect thereto.

               (b) CONTINUATION COVERAGE ADMINISTRATION. As of the Distribution Date, Hilton shall retain and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, providing and administering the continuation coverage required by COBRA as it relates to any Hilton Qualified Beneficiary, and Park Place shall have no liability or obligation with respect thereto. As of the Distribution Date, Park Place shall retain and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, providing and administering the continuation coverage required by COBRA as it relates to any Park Place Qualified Beneficiary, and Hilton shall have no liability or obligation with respect thereto.

               (c) CONTINUATION COVERAGE CLAIMS. As of the Distribution Date, Hilton shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations in connection with claims asserted or incurred or premiums owed through the Distribution Date under any Hilton Medical/Dental Plan in respect of any Hilton Qualified Beneficiary and claims asserted or incurred or premiums owed after the Distribution Date under any Hilton Medical/Dental Plan in respect of any Hilton Qualified Beneficiary, and Park Place shall have no liability or obligation with respect thereto. As of the Distribution Date, Park Place shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations in connection with claims asserted or incurred or premiums owed through the Distribution Date under any Hilton Medical/Dental Plan in respect of any Park Place Qualified Beneficiary and claims asserted or incurred or premiums owed after the Distribution Date under any Hilton Medical/Dental Plan or any Park Place Medical/Dental Plan in respect of any Park Place Qualified Beneficiary, and Hilton shall have no liability or obligation with respect thereto.

       Section 5.2.   PARK PLACE MEDICAL/DENTAL PLANS.

               (a) ESTABLISHMENT OF PARK PLACE MEDICAL/DENTAL PLANS. On or prior to the Distribution Date, Park Place shall take, or cause to be taken, all action necessary and appropriate to establish and administer the Park Place Medical/Dental Plans and to provide benefits thereunder for all Park Place Individuals and Park Place Qualified Beneficiaries (with respect to continuation coverage under COBRA only) who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Hilton Medical/Dental Plans. Each such individual shall, to the extent applicable, for all purposes under the new Park Place Medical/Dental Plans (i) have coverage which is substantially comparable to that provided immediately prior to the Distribution Date, (ii) have no preexisting condition limitation imposed other than that which is or was already imposed under the applicable existing Plan and
(iii) be credited with or otherwise have taken into account, to the extent applicable, Service Credits, any expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits credited to such individual as of the Distribution Date under the terms of the applicable existing Plan as if such service had been rendered to Park Place and as if such expenses and usage had originally been credited to such individual under the Park Place Medical/Dental Plans.

               (b) HILTON TO PROVIDE INFORMATION. As soon as practicable after the Distribution Date, Hilton shall provide Park Place (with the cooperation of Park Place to the extent that relevant information is in the possession of Park Place, and in accordance with Section 8.2), with a list of Park Place Individuals who were, to the best knowledge of Hilton, participants in or otherwise entitled to benefits under the Hilton Medical/Dental Plans immediately prior to the Distribution Date, together with a listing of each such individual's Service Credit under such Plans and a listing of each such individual's expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits thereunder. Hilton shall, as soon as practicable after the Distribution Date, in accordance with Section 8.2, provide Park Place with such additional information in the possession of Hilton (and not already in the possession of Park Place) as may be reasonably requested by Park Place and necessary for Park Place to establish and administer effectively any Park Place Medical/Dental Plan.

       Section 5.3.   VACATION AND SICK PAY LIABILITIES.

               (a) DIVISION OF LIABILITIES. Effective on the Distribution Date, (i) Hilton shall retain and shall be responsible for all accrued liabilities (whether vested or unvested, and whether funded or unfunded) for vacation and sick leave in respect of all Hilton Individuals as of the Distribution Date and (ii) Park Place shall assume and shall be responsible for all accrued liabilities (whether vested or unvested, and whether funded or unfunded) for vacation and sick leave in respect of all Park Place Individuals as of the Distribution Date. From and after the Distribution Date, (x) Hilton shall be solely responsible for the payment to Hilton Individuals of vacation or sick leave accrued after the Distribution Date and (y) Park Place shall be solely responsible for the payment to Park Place Individuals of vacation or sick leave accrued after the Distribution Date.

               (b) POST-DISTRIBUTION TRANSFERS. For a period of 90 days after the Distribution Date, an Employee who leaves the service of one party to immediately begin employment with the other party (i.e., leaving Hilton employment to work for Park Place, or leaving Park Place employment to work for Hilton) shall be provided by the successor employer with the same balance of vested and unvested vacation and sick leave hours as had been accrued by the former Employer through such termination date. The former Employer shall promptly notify the successor Employer in writing of the occurrence of any termination subject to the provisions of this Section 5.3(b), and the former Employer shall make a payment to the successor Employer within thirty (30) days of the aforesaid termination date in an amount equal to the value of the terminating Employee's vested balance of vacation leave and sick leave accrued by the former Employer through such termination date, based on the Employee's final rate of pay with the former Employer. No payment shall be made by the former Employer to the successor Employer for any unvested sick leave or vacation leave balance relating to any post-Distribution transfer which occurs within or after the 90-day period referred to above.

       Section 5.4.   PAYROLL REPORTING AND WITHHOLDING.  (a)     FORM W-2
REPORTING. Hilton and Park Place may adopt the "alternative procedure" for preparing and filing IRS Forms W-2 (Wage and Tax Statements), as described in
Section 5 of Revenue Procedure 84-77, 1984-2 IRS

Cumulative Bulletin 753 ("REV. PROC. 84-77"). Under this procedure Park Place as the successor employer shall provide all required Forms W-2 to all Park Place Individuals reflecting all wages paid and taxes withheld by both Hilton as the predecessor and Park Place as the successor employer for the entire year during which the Distribution takes place. Hilton shall provide all required Forms W-2 to all Hilton Individuals reflecting all wages and taxes paid and withheld by Hilton before and after the Distribution Date.

       In connection with the aforesaid agreement under Rev. Proc. 84-77, each business unit or business operation of Hilton shall be assigned to either Hilton or Park Place, depending upon whether it is a Hilton Retained Business or a Park Place Business, and each Hilton Individual or Park Place Individual associated with such business unit or business operation shall be assigned for payroll reporting purposes to Hilton or Park Place, as the case may be. Hilton and Park Place shall be responsible for filing IRS Forms 941 for their respective Employees.

               (b) FORMS W-4 AND W-5. Hilton and Park Place may adopt the alternative procedure of Rev. Proc. 84-77 for purposes of filing IRS Forms W-4 (Employee's Withholding Allowance Certificate) and W-5 (Earned Income Credit Advance Payment Certificate). Under this procedure Hilton shall provide to Park Place all IRS Forms W-4 and W-5 on file with respect to each Park Place Individual, and Park Place will honor these forms until such time, if any, that such Park Place Individual submits a revised form.

               (c) GARNISHMENTS, TAX LEVIES, CHILD SUPPORT ORDERS, AND WAGE ASSIGNMENTS. With respect to garnishments, tax levies, child support orders, and wage assignments in effect with Hilton on the Distribution Date, Park Place shall honor such payroll deduction authorizations with respect to Park Place Individuals and will continue to make payroll deductions and payments to the authorized payee, as specified by the court or governmental order which was filed with Hilton on or before the Distribution Date, and Hilton will continue to make such payroll deductions and payments to authorized payees with respect to Hilton Individuals. Hilton shall, as soon as practicable after the Distribution Date, in accordance with Section 8.2, provide Park Place with such information in the possession of Hilton (and not already in the possession of Park Place) as may be reasonably requested by Park Place and necessary for Park Place to make the payroll deductions and payments to the authorized payee as required by this subsection (c).

               (d) AUTHORIZATIONS FOR PAYROLL DEDUCTIONS. Unless otherwise prohibited by this or another agreement entered into in connection with the Distribution, or by a Plan document, with respect to Park Place Individuals with authorizations for payroll deductions in effect with Hilton on the Distribution Date, Park Place will honor such payroll deduction authorizations relating to each Park Place Individual, and shall not require that such Park Place Individual submit a new authorization to the extent that the type of deduction by Park Place does not differ from that made by Hilton. Such deduction types include, without limitation: contributions to any Plan; scheduled loan repayments to any Plan or to an employee credit union; and direct deposit of payroll, bonus advances, union dues, employee relocation loans, and other types of authorized company receivables usually collectible through payroll deductions. Hilton shall, as soon as practicable after the Distribution Date, in accordance with Section 8.2, provide

Park Place with such information in the possession of Hilton (and not already in the possession of Park Place) as may be reasonably requested by Park Place and necessary for Park Place to honor the payroll deduction authorizations contemplated by this subsection (d).

       Section 5.5. POST-RETIREMENT WELFARE BENEFITS. As of the Distribution Date, Hilton shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations related to claims asserted or incurred or premiums owed as of and after the Distribution Date for post-retirement medical or life benefits in respect of any Hilton Individual under any Plan and claims asserted or incurred or premiums due after the Distribution Date in respect of any Hilton Individual under any such Plan, and Park Place shall have no liability or obligation with respect thereto. As of the Distribution Date, Park Place shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations related to claims asserted or incurred or premiums owed as of and after the Distribution Date for post-retirement medical or life benefits in respect of any Park Place Individual under any Plan and claims asserted or incurred or premiums due after the Distribution Date in respect of any Park Place Individual under any such Plan, and Hilton shall have no liability or obligation with respect thereto.

                                     ARTICLE VI.
                             LABOR AND EMPLOYMENT MATTERS

       Notwithstanding any other provision of this Agreement or any other agreement between Hilton and Park Place to the contrary, Hilton and Park Place understand and agree that:

       Section 6.1. SEPARATE EMPLOYERS. On and after the Distribution Date and the separation of Employees into their respective companies, Hilton and Park Place will be separate and independent employers.

       Section 6.2. EMPLOYMENT POLICIES AND PRACTICES. Subject to the provisions of ERISA and the provisions herein governing post-Distribution transfers, and except as limited by applicable law or agreement, Hilton and Park Place may adopt, continue, modify or terminate such employment policies, compensation practices, retirement plans, welfare benefit plans, and other employee benefit plans of any kind or description, as each may determine, in its sole discretion, are necessary or appropriate.

       Section 6.3. COLLECTIVE BARGAINING AGREEMENTS. With regard to Employees covered by a Collective Bargaining Agreement on the Distribution Date who are Retained Employees or become Park Place Employees, Hilton and Park Place promise and covenant to each other not to take any action which disrupts or otherwise negatively impacts the labor relations of the other. Hilton and Park Place will diligently work to substitute the appropriate employer for Hilton in Collective Bargaining Agreements with respect to Transferred Employees.

       Section 6.4. NOTICE OF CLAIMS. Without limitation to the scope and application to each party in the performance of its duties herein, each party hereto will notify in writing and consult with the other party prior to making any settlement of an employee claim, for the purpose of avoiding any prejudice to such other party arising from the settlement.

       Section 6.5. ASSUMPTION OF UNEMPLOYMENT TAX RATES. Changes in state unemployment tax experience from that of Hilton as of the Distribution Date shall be handled as follows. In the event an option exists to allocate state unemployment tax experience of Hilton, the Hilton experience shall be transferred to Park Place if this results in the lowest aggregate unemployment tax costs for both Hilton and Park Place combined, and the Hilton experience shall be retained by Hilton if this results in the lowest aggregate unemployment tax costs for Hilton and Park Place combined.

       Section 6.6. EMPLOYEES ON LEAVE OF ABSENCE. After the Distribution Date, Park Place shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution Date were employed in a Park Place Business. After the Distribution Date, Hilton shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution Date were not employed in a Park Place Business.

       Section 6.7. RELEASE AND SEPARATION AGREEMENTS. Effective as of the Distribution Date, Hilton shall assume all obligations and liabilities for, and arising under those Release and Separation Agreements with respect to Hilton Individuals, and Park Place shall have no liability or obligation with respect thereto. Effective as of the Distribution Date, Park Place shall assume all obligations and liabilities for and arising under those Release and Separation Agreements with respect to Park Place Individuals, and Hilton shall have no liability or obligation with respect thereto.

                                     ARTICLE VII.
                                    NON-U.S. PLANS

       Section 7.1. NON-U.S. PLANS GENERALLY. As soon as practicable after the date of this Agreement, the parties hereto shall enter into one or more agreements or memoranda of understanding (collectively, the "FOREIGN PLANS AGREEMENT") regarding the treatment and allocation of liabilities relating to or arising under the CIRP and all other Plans (the "FOREIGN PLANS") for Employees located outside the United States, including without limitation expatriates, and to expatriate Employees located in the United States. The Foreign Plans Agreement shall provide for the treatment of each Foreign Plan, which treatment may include, without limitation, (a) the retention or assumption of such Foreign Plan by Hilton, (b) the retention or assumption of such Foreign Plan by Park Place or (c) an allocation of the liabilities and assets of the Foreign Plan between a Plan (which may include the Foreign Plan) that is intended to be maintained by Hilton and a Plan (which may include the Foreign Plan) that is intended to be maintained by Park Place, after the Distribution Date. Any transfers of assets or liabilities from a Foreign Plan shall be made on the basis of reasonable methods and assumptions determined by the local actuarial firm that is, as of the date of this Agreement, serving as the actuary for such Foreign Plan (or another actuarial firm if the parties hereto so agree) (the "LOCAL ACTUARY"), in accordance with applicable legal and regulatory requirements, local practice and the past practice of Hilton; PROVIDED that, each of Hilton and Park Place shall be entitled to review such methods and assumptions and object to them if they are unreasonable, and to review all calculations and determinations of the Local Actuary for accuracy.

                                    ARTICLE VIII.
                                    MISCELLANEOUS

       Section 8.1. RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties hereto or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties hereto, it being understood and agreed that no provision contained herein, and no act of the parties hereto, shall be deemed to create any relationship between such parties other than the relationship set forth herein.

       Section 8.2.   ACCESS TO INFORMATION; COOPERATION.  Hilton and Park
Place and their authorized agents shall be given reasonable access to and may take copies of all information relating to the subjects of this Agreement (to the extent permitted by federal and state confidentiality laws) in the custody of the other party, including any agent, contractor, subcontractor, agent or any other person or entity under the contract of such party. The parties hereto shall provide one another with such information within the scope of this Agreement as is reasonably necessary to administer each party's Plans. The parties hereto shall cooperate with each other to minimize the disruption caused by any such access and providing of information.

       Section 8.3. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party hereto and any purported transfer without such consent shall be void.

       Section 8.4. HEADINGS. The section and paragraph headings and table of contents contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

       Section 8.5. SEVERABILITY. If any provision set forth in this Agreement is determined by any court of competent jurisdiction to be unenforceable by reason of its being too extensive in any respect, such provision shall be interpreted to have the broadest application as shall be enforceable. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the validity of the other provisions hereof, which shall continue in full force and effect.

       Section 8.6.   PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARY RIGHTS.

               (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement is for the sole and exclusive benefit of the parties hereto and nothing herein is intended to give or shall be construed to give to any person or entity other than the parties hereto any rights or remedies hereunder.

               (b) No provision of this Agreement shall create any third party beneficiary rights in any Employee, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment


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and benefits that may be provided to any Employee by either party hereto or under any Plan which a party may maintain.

               (c) Nothing contained in this Agreement shall confer upon any Employee any right with respect to continuance of employment by either party hereto, nor shall anything herein interfere with the right of either party hereto to terminate the employment of any Employee at any time, with or without cause, or restrict a party in the exercise of its independent business judgment in modifying any of the terms and conditions of the employment of an Employee, except as provided by applicable law.

       Section 8.7. NOTICES. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party (or other person referred to herein) shall be in writing and shall be deemed to be given and effective (a) upon delivery if delivered in person or by courier,
(b) when sent by electronic transmission (telegraph, telex, telecopy or facsimile transmission), receipt confirmed, (c) five days after being sent by airmail, postage prepaid or (d) when receipt is acknowledged if mailed by certified mail, postage prepaid, return receipt requested. The notice shall be delivered to the addresses of each party hereto as follows, or to such other persons or addresses as may be designated in writing by the party to receive such notice:

       (a)     if to Hilton:

                      Hilton Hotels Corporation
                      9336 Civic Center Drive
                      Beverly Hills, California 90210
                      Attn: General Counsel
                      Fax:  (310) 205-7677

               with a copy to:

                      Latham & Watkins
                      1001 Pennsylvania Avenue, N.W.
                      Suite 1000
                      Washington, D.C. 20004-2505
                      Attn: Bruce E. Rosenblum, Esq.
                      Fax: (202) 637-2201

       (b)     if to Park Place:

                      Park Place Entertainment Corporation
                      3930 Howard Hughes Parkway
                      4th Floor
                      Las Vegas, Nevada 89109
                      Attn:  General Counsel
                      Fax: 702-699-5179


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               with a copy to:

                      Sills Cummis Zuckerman
                      Radin Tischman Epstein & Gross
                      One Riverfront Plaza
                      Newark, New Jersey  07102
                      Attn:  Michael Tischman, Esq.
                      Fax:  973-643-6500

       Section 8.8. FURTHER ASSURANCES. Each of the parties hereto promptly shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and to consummate the transactions contemplated hereby.

       Section 8.9. WAIVER OF CONDITIONS. The conditions to each of the parties' obligations to effect the transactions contemplated herein are for the sole benefit of such party. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

       Section 8.10. GOVERNING LAW. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws thereof.

       Section 8.11.  PRESERVATION OF RIGHT TO AMEND OR TERMINATE PLANS.
Except as otherwise expressly provided herein, no provisions of this Agreement, including, without limitation, the agreement of Hilton or Park Place to make a contribution or payment to or under any Plan referred to herein for any period, shall be construed as a limitation on the right of Hilton or Park Place to amend such Plan or terminate its participation therein which Hilton or Park Place would otherwise have under the terms of such Plan or otherwise, and no provision of this Agreement shall be construed to create a right in any employee or former employee, or dependent or beneficiary of such employee or former employee under a Plan which such person would not otherwise have under the terms of the Plan itself; PROVIDED, HOWEVER, that neither party shall amend any Plan to the extent that such amendment would have the effect of increasing the liabilities of the other party under any Plan of the other party, without such other party's consent.

       Section 8.12. ENTIRE AGREEMENT. This Agreement, the Distribution Agreement and all other Ancillary Agreements constitute the entire understanding between the parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. To the extent that the terms of this Agreement and similar terms of the Distribution Agreement are in conflict, the interpretation given to the conflicting terms of the Distribution Agreement shall govern the interpretation and performance of this Agreement. No amendment, modification, extension or failure to enforce any condition of this Agreement by either party shall be deemed a waiver of any of its rights herein.


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       Section 8.13.  COUNTERPARTS.  This Agreement and any amendments hereto may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

       Section 8.14. SURVIVAL. Obligations described in this Agreement shall remain in full force and effect and shall survive the Distribution Date.

       Section 8.15. DISPUTE RESOLUTION. Any dispute arising under this Agreement shall be resolved by binding arbitration in the manner contemplated by
Section 9.14 of the Distribution Agreement, including Section 9.14(c) thereof regarding the parties' ability to seek specific performance or injunctive relief, and including the attorneys' fees provisions referred to therein.

       Section 8.16. REIMBURSEMENT. Hilton and Park Place acknowledge that Hilton, on the one hand, and Park Place, on the other hand, may incur costs and expenses, including, but not limited to, contributions to Plans and the payment of insurance premiums arising from or related to any of the Plans which are, as set forth in this Agreement, the responsibility of the other party hereto. Accordingly, Hilton and Park Place shall reimburse each other, as soon as practicable, but in any event within thirty (30) days of receipt from the other party hereto of appropriate verification, for all such costs and expenses.

       Section 8.17. DEFAULT. In the event of a material default by either party hereunder, the non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

       Section 8.18. FORCE MAJEURE. Hilton and Park Place shall incur no liability to each other due to a default under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out, work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other delay beyond each other's reasonable control.

       Section 8.19. ATTORNEY/CLIENT PRIVILEGE. The provisions herein requiring either party hereto to cooperate shall not be deemed to be a waiver of the attorney/client privilege for either party hereto nor shall it require either party to waive its attorney/client privilege.

       Section 8.20. SPECIFIC PERFORMANCE. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable laws, each party waives any objection to the imposition of such relief.

                              [Signature Page to Follow]


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       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   HILTON HOTELS CORPORATION,
                                   a Delaware corporation


                                   By: /s/ Thomas E. Gallagher
                                      -----------------------------------------
                                      Name:  Thomas E. Gallagher
                                      Title: Executive Vice President and
                                             General Counsel


                                   PARK PLACE ENTERTAINMENT CORPORATION,
                                   a Delaware corporation


                                   By: /s/ Scott A. LaPorta
                                      -----------------------------------------
                                      Name:  Scott A. LaPorta
                                      Title: Executive Vice President and Chief
                                             Financial Officer


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